THESE WARRANTS AND THE SHARES OF COMMON STOCK UNDERLYING THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE 1933
ACT), NOR MAY THESE WARRANTS BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON, UNLESS (i) THE TRANSACTION IS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE, TERRITORY OR POSSESSION OF THE UNITED STATES OR THE DISTRICT OF COLUMBIA ("STATE ACT"), OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE ACT IS AVAILABLE AND THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT REASONABLY SATISFACTORY TO IT.


                 VOID AFTER 5 P.M., UNITED STATES PACIFIC TIME,
                            ON ---------- ---, 200--
                    OR SUCH EARLIER DATE AS SPECIFIED HEREIN

                        WARRANTS TO PURCHASE COMMON STOCK
                (and associated Preferred Stock Purchase Rights)

Warrant No. 97---                       ------- Warrants


                                 AGRITOPE, INC.

THIS CERTIFIES THAT

                         ------------------------------

or registered assigns, is the registered holder of the number of Warrants (each, a "Warrant," and collectively, the "Warrants") set forth above. Each Warrant represented by this certificate for Warrants ("Warrant Agreement") entitles the registered holder thereof (the "Warrantholder") to purchase from Agritope, Inc., a corporation incorporated under the laws of the state of Delaware (the "Company"), United States of America ("U.S."), one fully paid and nonassessable share of common stock, par value $.01 per share, of the Company, including associated preferred stock purchase rights (collectively, the "Common Stock") upon presentation and surrender of this Warrant Agreement with the accompanying Election to Exercise Warrants duly completed, at any time (except as provided below) upon official notice of issuance, and prior to 5 p.m., U.S. Pacific time, on the Expiration Date (as defined in Section 2 hereof), at the corporate offices of the Company at 8505 S.W. Creekside Place, Beaverton, Oregon 97008, or at such other address as may be specified by the Company pursuant to Section 9 hereof, accompanied by payment of the Exercise Price (as defined herein) and any applicable taxes, either in cash in U.S. funds or by certified or official bank check in U.S. funds payable to the order of the Company. These Warrants are issued pursuant to the Restated Placement Agent Agreement between the Company and American Equities Overseas Inc. dated as of December ----, 1997 (the "Placement Agent Agreement").

        Section 1. Exercise Price. Each Warrant entitles the Warrantholder to purchase one share of Common Stock for U.S. $7.00 (the "Exercise Price"), subject to adjustment as provided herein.

        Section 2. Expiration. All Warrants not theretofore exercised shall expire at 5 p.m., U.S. Pacific time, on --------- ----, 200--- (the "Expiration Date").

        Section 3. Adjustments of Number and Kind of Shares Purchasable and Exercise Price. The number and kind of securities or other property purchasable upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:

               3.1 If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or a dividend in Common Stock is paid on the Common Stock, the number of shares of Common Stock issuable on exercise of the Warrants shall be proportionately increased and the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of the Warrants shall be proportionately reduced and the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. The increases and reductions provided for in this subsection 3.1 shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company issuable on exercise of the Warrants nor the price payable for such percentage upon such exercise shall be affected by any event described in this subsection 3.1.

               3.2. No adjustment of the Exercise Price will be made if the amount of the adjustment is less than U.S. $.0l per share, but in that case any adjustment that would otherwise be required to be made will be carried forward and will be made at the time of and together with the next adjustment of the Exercise Price which, together with any adjustment carried forward, amounts to U.S. $.01 per share or more.

               3.3. In case of any change in the Common Stock of the Company through merger, consolidation, reclassification, reorganization, partial or complete liquidation, or other change in the capital structure of the Company (not including a combination of shares or the issuance of additional shares of Common Stock by the Company by stock split or stock dividend), then, as a condition of the change in the capital structure of the Company, provision shall be made so that the holder of this Warrant Agreement will have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure, such holder had held the number of shares of Common Stock issuable upon the exercise of the Warrant. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrantholder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the holder of this Warrant Agreement, if not the Company, agrees to be bound by and comply with the provisions of this Warrant Agreement.

               3.4 When any adjustment is required to be made in the number of shares of Common Stock, other securities, or property purchasable upon exercise of the Warrants, the Company shall promptly determine the new number of shares or other securities or property purchasable upon exercise of the Warrants and (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of shares or other securities or property purchasable upon exercise of the Warrants and (b) cause a copy of such statement to be mailed to the Warrantholder within 30 days after the date when the event giving rise to the adjustment occurred.

               3.5 No fractional shares of Common Stock or other securities shall be issued in connection with the exercise of any Warrants, but the Company shall pay, in lieu of fractional shares, a cash payment therefor on the basis of the fair market value of the Common Stock or other securities on the business day immediately prior to the exercise. "Fair market value" of the Common Stock or other securities means the average of the reported high and low sale prices, or, if there is no sale on such day, the average of the reported bid and asked prices, for the Common Stock or other securities on that day on the securities exchange or automated securities interdealer quotation system on which such Common Stock or other securities is then traded or listed. Or, if the Common Stock or other securities are not traded or listed on a national securities exchange or interdealer quotation system on such day, on the basis of the fair market value thereof as determined by the Board of Directors of the Company, which determination shall be conclusive.

               3.6 Notwithstanding anything herein to the contrary, there shall be no adjustment made hereunder on account of the sale and issuance of the shares of Common Stock or other securities purchasable upon exercise of the Warrants.

        Section 4. Rights of Warrantholder as Stockholder. No holder of this Warrant Agreement shall, as such, be entitled to vote, receive dividends, or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose whatever, nor shall anything contained herein be construed to confer upon the holder of this Warrant Agreement, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or give or withhold consent to any corporate action (whether upon any matter submitted to stockholders at any meeting thereof or otherwise) including, without limitation, giving or withholding consent to any merger, recapitalization, issuance of stock, reclassification of stock, exchange of stock, consolidation or conveyance, or to receive notice of meetings or other actions affecting stockholders or to receive dividends or subscription rights or other distributions.

        Section 5. Payment of Certain Taxes and Charges. The Company shall not be required to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of Warrants evidenced by this Warrant Agreement or to register the transfer of the Warrants evidenced hereby until any applicable transfer tax and any other taxes or governmental charges that the Company may be required by law to collect in respect of such exercise or transfer shall have been paid, such tax being payable by the holder of this Warrant Agreement at the time of surrender for exercise or transfer.

        Section 6.     Registration Rights.

               6.1 Piggyback Registration Rights. The Company has granted demand registration rights to the holders of shares of Common Stock sold pursuant to the Placement Agent Agreement. If, pursuant to such registration rights, the Company is obligated to prepare a registration statement covering such shares, the Company will give written notice of such proposed registration to all holders of Warrants issued in connection with the Placement Agent Agreement. If one or more of such Warrantholders notifies the Company within 20 days after the effective date of the notice sent by the Company to the Warrantholders that they would like all or any of the shares of Common Stock issued or issuable upon exercise of these Warrants (the "Warrant Shares") to be included in the proposed registration, the Company will include such Warrant Shares in the registration.

               6.2 Demand Registration Rights. Commencing one year after the first anniversary of the original issue date of this Warrant, upon the request of the holders of at least 50 percent of the Warrant Shares issued or issuable upon exercise of all Warrants issued in connection with the Placement Agent Agreement, the Company will promptly give written notice of such proposed registration to all holders of Warrant Shares or Warrants issued pursuant to the Placement Agent Agreement. Upon such a request, the Company shall as expeditiously as possible use its best efforts to file a registration statement on Form S-3 or successor Form (the "Form S-3") under the 1933 Act with respect to the resale of such Warrant Shares which the Company has been requested to register (a) in such request, and (b) in any response to such notice received by the Company within 20 days after the effective date of such notice. The Company shall have an obligation to file a registration statement under this Section 6.2 only if it is eligible to use Form S-3 or successor form at the time of the request.

               6.3 Application of Registration Rights Provisions. The provisions of Section 5.1 and Sections 5.2 through 5.7 of the Stock Purchase Agreements entered into by persons purchasing Common Stock pursuant to the Placement Agent Agreement shall govern any registration of shares pursuant to Sections 6.1 or 6.2 hereof, and the signature of the Warrantholder hereto signifies its agreement to be bound by such provisions.

        Section 7.     Transfer and Exchange.

               7.1 Transfer. This Warrant Agreement is transferable on the registry books of the Company subject to the restrictions on the first page hereof and in Sections 7.3 and 7.4 hereof. The Company may deem and treat the person or entity in whose name this Warrant Agreement is registered as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) for all purposes whatever, and the Company shall not be affected by any notice to the contrary.

               7.2 Exchange. Subject to the provisions of Sections 7.3 and 7.4 hereof and the restrictions on the first page hereof, this Warrant Agreement is exchangeable at the principal office of the Company for Warrant Agreements to purchase the same aggregate number of shares of Common Stock as are purchasable hereunder, each new Warrant Agreement to represent the right to purchase such number of shares as the Warrantholder shall designate at the time of such exchange.

               7.3 Securities Act of 1933. The Warrantholder, by acceptance hereof, agrees that this Warrant Agreement and the shares of Common Stock issued or issuable upon exercise of this Warrant Agreement may not be offered or sold except in compliance with the 1933 Act and applicable state securities laws. The Warrantholder consents to the Company making a notation on its records and on the certificates for any shares of Common Stock issued upon exercise hereof in order to implement such restriction on transferability.

               7.4 Minimum Warrant Agreement Amount. Notwithstanding the provisions of Sections 7.1 and 7.2 hereof, the Company shall not be required to issue a Warrant Agreement for Warrants covering less than 25,000 shares of Common Stock, except in the case of a partial exercise by the Warrantholder of this Warrant Agreement that leaves Warrants exercisable to purchase less than such number of shares that are to remain registered in the name of the exercising Warrantholder, and any subsequent partial exercise, transfer or exchange of such Warrant Agreement.

        Section 8. Holdback Agreement. The Warrantholder, if requested by the Company and an underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any Warrants or Warrant Shares for a specified period of time not to exceed 180 days following the effective date of a registration statement pursuant to which the Company proposes to sell its securities to the public generally; provided, however, that all executive officers and directors of the Company enter into similar agreements.

        Section 9. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, by facsimile, by international courier service, or by registered mail, airmail postage prepaid, return receipt requested, to:
(a) the Company at 8505 S.W. Creekside Place,  Beaverton,  Oregon 97008, U.S.A.,
Attn: Secretary, with a copy to Tonkon Torp LLP, 1600 Pioneer Tower, 888 S.W. Fifth Avenue, Portland, Oregon 97204-2099, U.S.A., Attn: Brian G. Booth., or at such other addresses as may be specified by the Company by notice given to the Warrantholders in accordance with this Section 9, and (b) to the Warrantholders at the addresses set forth in the registry books of the Company referred to in
Section 7.1 hereof, with copies to Michel de Beaumont, American Equities Overseas (U.K.) Ltd., 16 Old Bond Street, London WlX 3DB, United Kingdom, and Jack H. Halperin, Esq., 317 Madison Avenue, Suite 1421, New York, New York 10017, U.S.A., or such other addresses as may be specified by the Warrantholders by notice given to the Company in accordance with this Section 9. Any notice, request or other communication (other than an Election to Exercise Warrants) given by registered airmail shall be deemed given 10 days after the mailing date; notices, requests or other communications given in any other manner and any Election to Exercise Warrants shall be deemed given when received.

        Section 10. Amendment. This Warrant Agreement may be amended or its provisions waived only by an instrument in writing signed by the Company and the Warrantholder.

        Section 11. Certain Definitions. Rules 9.02(o) and 9.02(p) of Regulation S promulgated under the 1933 Act defining "U.S. person" and "United States," respectively, are set forth in Appendix 1.

        Section 12. Law Governing. This Warrant Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to choice of laws principles thereof.

        Dated:-----------------, 199--.

                                             AGRITOPE, INC.

                                             By---------------------------------
                                             Title------------------------------

               The undersigned Warrantholder agrees to be bound by the terms hereof.

                                             -----------------------------------

                                             By---------------------------------
                                             Title------------------------------

                                   APPENDIX 1

                                       to

                                Warrant Agreement


               Set forth below is the text of Rule 902(o) promulgated under the 1933 Act, which defines "U.S. person" as follows:

               (o)     U.S. Person.

               (1)     "U.S. person" means:

               (i)     Any natural person resident in the United States;

               (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

               (iii) Any estate of which any executor or administrator is a U.S. person;

               (iv) Any trust of which any trustee is a U.S. person;

               (v) Any agency or branch of a foreign entity located in the United States;

               (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

               (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

               (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

               (2) Notwithstanding paragraph (o)(1) of this section, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

               (3) Notwithstanding paragraph (o)(1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

               (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               (ii) The estate is governed by foreign law.

               (4) Notwithstanding paragraph (o)(1) of this section, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a.
U.S. person.

               (5) Notwithstanding paragraph (o)(l) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

               (6) Notwithstanding paragraph (o)(1) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

               (i) The agency or branch operates for valid business reasons; and

               (ii) The agency or branch is engaged in the business of insurance
        or  banking  and  is  subject  to   substantive   insurance  or  banking
        regulation, respectively, in the jurisdiction where located.

               (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

               Set forth below is the text of Rule 9.02(p) promulgated under the 1933 Act, which defines "United States" as follows:

               (p) "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

ELECTION TO EXERCISE WARRANTS


         [NOTE: Unless the transaction has been registered under the Securities Act of 1933, as amended (the "1933 Act"), or is exempt from registration thereunder, this Election to Exercise Warrants must be executed, and the Warrant Shares must be delivered, outside of the U.S., its territories and possessions.]

To:      Agritope, Inc.
         8505 S. W. Creekside Place
         Beaverton, Oregon 97008
         U.S.A.

         The undersigned hereby exercises Warrants represented by the attached Warrant Agreement for --------- shares of the Common Stock, including associated Preferred Stock Purchase Rights, of Agritope, Inc. (collectively, the "Warrant Shares"), and tenders payment herewith in the amount of U.S. $---------- in accordance with the terms thereof.

         The undersigned hereby certifies that (mark one of the two responses below):

         --- (i) It is the sole beneficial owner of the Warrants being exercised, (ii) it is not a U.S. person, as defined in Appendix l to the attached Warrant Agreement and within the meaning of Regulation S promulgated by the U.S. Securities and Exchange Commission pursuant to the 1933 Act, and (iii) it is not exercising Warrants for the benefit of any U.S. person.

         --- The transaction in which the Warrant Shares will be delivered upon exercise of the Warrant has been registered under the 1933 Act or is exempt from registration thereunder and Agritope, Inc. has been provided with a written opinion of counsel to that effect. A legal opinion regarding the registration of the transaction will be obtained at the expense of Agritope, Inc. by its designated legal counsel upon notice of exercise of the Warrant Agreement by the Warrantholder at any time during the effective period of a registration statement covering the transaction; any other legal opinion shall be the responsibility of the Warrantholder.

         Please deliver the certificate and a new Warrant Agreement for the unexercised Warrants, if any, to:

-----------------------------------------
-----------------------------------------
-----------------------------------------

                                            Warrantholder:----------------------

                                            By----------------------------------
                                            Title-------------------------------

                                            [Name  of   Warrantholder   must  be
                                            identical   to  name  shown  in  the
                                            registry   books  of  the   Company;
                                            signature  must be  guaranteed  by a
                                            bank   or   brokerage   firm   doing
                                            business in the U.S.]

Dated:---------------------

Warrantholder:    ----------------------------------
Address:          ----------------------------------
                  ----------------------------------
                  ----------------------------------

FORM OF ASSIGNMENT


                 [NOTE: Unless the transaction has been registered under the 1933 Act or is exempt from registration thereunder, this Assignment must be executed, and the re-issued Warrants must be delivered, outside of the U.S., its territories and possessions.]


                  FOR VALUE RECEIVED, the undersigned registered owner of this Warrant Agreement hereby sells, assigns and transfers to the Assignee(s) named below all of the rights of the undersigned under the attached Warrant Agreement, with respect to Warrants for the number of shares of Common Stock set forth below:


Name of Assignee                  Address                          No of Shares*
----------------                  -------                          -------------








                  *Please note that the minimum denomination in which Warrant Agreements may be issued is 25,000 shares of Common Stock.


                  Dated: ----------------.


                                        Warrantholder:--------------------------
                                        By--------------------------------------
                                        Title-----------------------------------

                                        [Name of Warrantholder must be identical
                                        to name shown in the  registry  books of
                                        the   Company;    signature    must   be
                                        guaranteed by a bank or brokerage firm doing business in the U.S.]

                                   EXHIBIT B

                     Designated Recipients of Warrants to be
                           Issued Under this Agreement


                             No. of Shares of Common
     Name                    Stock Covered by Warrants
     ----                    -------------------------